IDS Life
Symphony
Annuity

                                                          2004 Annual Report

[AMERICAN EXPRESS LOGO]
                                       Issued by: IDS Life Insurance Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the 13 segregated asset subaccounts of IDS Life Account SBS, referred to in Note 1, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Account SBS's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Account SBS's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 13 segregated asset subaccounts of IDS Life Account SBS, referred to in Note 1, at December 31, 2004, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 31, 2005

--------------------------------------------------------------------------------
1  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                                  Segregated Asset Subaccounts
                                                              --------------------------------------------------------------------
                                                                AXP VP        AXP VP         AXP VP        GSS         GSS Div
December 31, 2004                                              Div Bond     Lg Cap Eq       Managed        Appr      Strategic Inc
Assets
Investments, at value(1),(2)                                    $248,043      $150,570      $444,183    $17,391,646    $7,261,476
Dividends receivable                                                 932            --            --             --            --
Receivable for share redemptions                                      --            --            --         22,671         9,989
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                     248,975       150,570       444,183     17,414,317     7,271,465
==================================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                                    263           159           470         18,656         7,725
   Administrative charge                                              53            32            93          3,731         1,546
   Contract terminations                                              --            --            --            284           718
Payable for investments purchased                                     --            --            --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                    316           191           563         22,671         9,989
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period       $248,659      $150,379      $443,620    $17,391,646    $7,261,476
==================================================================================================================================
(1) Investment shares                                             23,298         7,191        29,435        742,281       780,804
(2) Investments, at cost                                        $252,181      $197,176      $487,985    $10,074,079    $7,611,389
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Segregated Asset Subaccounts
                                                              --------------------------------------------------------------------
                                                                               GSS
                                                                GSS Eq     Fundamental     GSS Inter      GSS SBV        GSS SBV
December 31, 2004 (continued)                                    Index         Val           Hi Gr      All Cap Val     Emer Gro
Assets
Investments, at value(1),(2)                                  $4,186,024    $7,383,689    $2,202,479     $4,776,435    $5,401,817
Dividends receivable                                                  --            --            --             --            --
Receivable for share redemptions                                   5,458         9,835         3,709          6,930         7,019
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   4,191,482     7,393,524     2,206,188      4,783,365     5,408,836
==================================================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                                  4,539         7,944         2,360          5,167         5,822
   Administrative charge                                             907         1,589           472          1,033         1,165
   Contract terminations                                              12           302           877            730            32
Payable for investments purchased                                     --            --            --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  5,458         9,835         3,709          6,930         7,019
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     $4,186,024    $7,383,689    $2,202,479     $4,776,435    $5,401,817
==================================================================================================================================
(1) Investment shares                                            141,899       349,938       253,742      1,323,112       254,443
(2) Investments, at cost                                      $2,471,988    $5,188,279    $2,508,899     $8,875,800    $8,853,713
----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
2  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                         Segregated Asset Subaccounts
                                                                ----------------------------------------------
                                                                  GSS SBV            GSS SBV          GSS SBV
December 31, 2004 (continued)                                    Gro & Inc           Intl Eq         Money Mkt
Assets
Investments, at value(1),(2)                                    $ 6,303,692        $2,986,656         $510,772
Dividends receivable                                                     --                --              269
Receivable for share redemptions                                      8,145             3,853              658
--------------------------------------------------------------------------------------------------------------
Total assets                                                      6,311,837         2,990,509          511,699
==============================================================================================================

Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                                     6,768             3,209              547
   Administrative charge                                              1,353               642              109
   Contract terminations                                                 24                 2                2
Payable for investments purchased                                        --                --              269
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                     8,145             3,853              927
--------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period       $ 6,303,692        $2,986,656         $510,772
==============================================================================================================
(1) Investment shares                                             1,283,848           382,905          510,772
(2) Investments, at cost                                        $10,605,399        $6,632,509         $510,772
--------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
3  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Operations

                                                                                  Segregated Asset Subaccounts
                                                              ---------------------------------------------------------------------
                                                               AXP VP        AXP VP         AXP VP          GSS          GSS Div
Year ended December 31, 2004                                  Div Bond      Lg Cap Eq       Managed        Appr       Strategic Inc
Investment income
Dividend income                                               $ 18,508       $  1,616       $ 9,414     $  187,416      $  347,349
Variable account expenses                                        7,408          2,782         6,220        264,597         115,825
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 11,100         (1,166)        3,194        (77,181)        231,524
===================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                         411,470        109,821         9,769      2,514,605       1,621,904
   Cost of investments sold                                    421,421        152,123        11,430      1,520,572       1,699,938
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                (9,951)       (42,302)       (1,661)       994,033         (78,034)
Distributions from capital gains                                    --             --            --             --              --
Net change in unrealized appreciation or depreciation of
 investments                                                    10,765         50,124        31,152        270,972         220,735
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     814          7,822        29,491      1,265,005         142,701
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $ 11,914       $  6,656       $32,685     $1,187,824      $  374,225
===================================================================================================================================

                                                                                  Segregated Asset Subaccounts
                                                              ---------------------------------------------------------------------
                                                                               GSS
                                                               GSS Eq      Fundamental     GSS Inter     GSS SBV           GSS SBV
Year ended December 31, 2004 (continued)                        Index          Val           Hi Gr      All Cap Val       Emer Gro
Investment income
Dividend income                                               $ 64,760     $   47,368      $ 89,904     $       --     $        --
Variable account expenses                                       64,980        113,059        35,446         73,390          86,935
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   (220)       (65,691)       54,458        (73,390)        (86,935)
===================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                         843,987      1,224,948       342,423        752,754       1,734,252
   Cost of investments sold                                    526,261        870,495       378,105      1,453,761       3,007,238
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               317,726        354,453       (35,682)      (701,007)     (1,272,986)
Distributions from capital gains                                    --        166,887            --             --              --
Net change in unrealized appreciation or depreciation of
 investments                                                    27,248          9,458       (39,622)       963,583       1,777,591
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 344,974        530,798       (75,304)       262,576         504,605
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $344,754     $  465,107      $(20,846)    $  189,186     $   417,670
===================================================================================================================================

                                                                                                Segregated Asset Subaccounts
                                                                                         ------------------------------------------
                                                                                            GSS SBV       GSS SBV          GSS SBV
Year ended December 31, 2004 (continued)                                                   Gro & Inc      Intl Eq         Money Mkt
Investment income
Dividend income                                                                          $   55,124     $       --        $  2,909
Variable account expenses                                                                    95,684         44,543           8,861
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                             (40,560)       (44,543)         (5,952)
===================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                                                      990,940        614,124         425,229
   Cost of investments sold                                                               1,785,649      1,492,326         425,240
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                           (794,709)      (878,202)            (11)
Distributions from capital gains                                                                 --        182,997              --
Net change in unrealized appreciation or depreciation of
 investments                                                                              1,233,417      1,153,754               7
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                              438,708        458,549              (4)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                                              $  398,148     $  414,006        $ (5,956)
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                Segregated Asset Subaccounts
                                                          -------------------------------------------------------------------------
                                                            AXP VP        AXP VP         AXP VP           GSS            GSS Div
Year ended December 31, 2004                               Div Bond      Lg Cap Eq       Managed          Appr        Strategic Inc
Operations
Investment income (loss) -- net                           $  11,100       $ (1,166)     $  3,194     $    (77,181)     $   231,524
Net realized gain (loss) on sales of investments             (9,951)       (42,302)       (1,661)         994,033          (78,034)
Distributions from capital gains                                 --             --            --               --               --
Net change in unrealized appreciation or depreciation of
 investments                                                 10,765         50,124        31,152          270,972          220,735
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  11,914          6,656        32,685        1,187,824          374,225
===================================================================================================================================

Contract transactions
Contract purchase payments                                       --             --         6,004           12,500               --
Net transfers(1)                                                (45)         3,999         6,889          (56,172)         (81,714)
Contract terminations:
   Surrender benefits and contract charges                  (65,288)       (84,380)       (1,636)      (1,854,024)      (1,211,051)
   Death benefits                                          (312,670)       (11,661)           --         (200,666)        (211,404)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (378,003)       (92,042)       11,257       (2,098,362)      (1,504,169)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             614,748        235,765       399,678       18,302,184        8,391,420
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 248,659       $150,379      $443,620      $17,391,646      $ 7,261,476
===================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                      384,602        152,113       223,111        7,214,658        4,767,436
Contract purchase payments                                       --             --         3,327            4,827               --
Net transfers(1)                                                 18          2,670         3,831          (23,275)         (46,422)
Contract terminations:
   Surrender benefits and contract charges                  (40,202)       (53,994)         (895)        (720,246)        (679,004)
   Death benefits                                          (193,250)        (7,708)           --          (79,117)        (118,859)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            151,168         93,081       229,374        6,396,847        3,923,151
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
5  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                           ------------------------------------------------------------------------
                                                                              GSS
                                                              GSS Eq      Fundamental      GSS Inter     GSS SBV           GSS SBV
Year ended December 31, 2004 (continued)                       Index          Val            Hi Gr      All Cap Val       Emer Gro
Operations
Investment income (loss) -- net                            $     (220)    $  (65,691)    $   54,458     $  (73,390)    $   (86,935)
Net realized gain (loss) on sales of investments              317,726        354,453        (35,682)      (701,007)     (1,272,986)
Distributions from capital gains                                   --        166,887             --             --              --
Net change in unrealized appreciation or depreciation of
 investments                                                   27,248          9,458        (39,622)       963,583       1,777,591
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   344,754        465,107        (20,846)       189,186         417,670
===================================================================================================================================

Contract transactions
Contract purchase payments                                         --             --             --             --              --
Net transfers(1)                                             (103,687)        76,021       (112,670)        (1,455)       (402,119)
Contract terminations:
   Surrender benefits and contract charges                   (464,520)      (649,937)      (167,041)      (462,014)     (1,057,899)
   Death benefits                                            (164,861)      (325,659)       (32,529)      (184,669)       (133,101)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               (733,068)      (899,575)      (312,240)      (648,138)     (1,593,119)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             4,574,338      7,818,157      2,535,565      5,235,387       6,577,266
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $4,186,024     $7,383,689     $2,202,479     $4,776,435     $ 5,401,817
===================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                      1,645,324      2,814,932      1,551,432      3,034,247       1,183,601
Contract purchase payments                                         --             --             --             --              --
Net transfers(1)                                              (37,421)        22,824        (69,459)          (311)        (69,581)
Contract terminations:
   Surrender benefits and contract charges                   (164,569)      (228,580)      (102,516)      (267,674)       (185,449)
   Death benefits                                             (60,273)      (115,406)       (20,247)      (103,898)        (24,000)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            1,383,061      2,493,770      1,359,210      2,662,364         904,571
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                          Segregated Asset Subaccounts
                                                                 ----------------------------------------------
                                                                    GSS SBV          GSS SBV           GSS SBV
Year ended December 31, 2004 (continued)                           Gro & Inc         Intl Eq          Money Mkt
Operations
Investment income (loss) -- net                                  $  (40,560)       $  (44,543)       $  (5,952)
Net realized gain (loss) on sales of investments                   (794,709)         (878,202)             (11)
Distributions from capital gains                                         --           182,997               --
Net change in unrealized appreciation or depreciation of
 investments                                                      1,233,417         1,153,754                7
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                         398,148           414,006           (5,956)
===============================================================================================================

Contract transactions
Contract purchase payments                                           12,500                --               --
Net transfers(1)                                                    (73,847)         (108,621)          78,793
Contract terminations:
   Surrender benefits and contract charges                         (554,464)         (439,916)        (184,454)
   Death benefits                                                  (227,267)          (20,516)              --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                     (843,078)         (569,053)        (105,661)
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   6,748,622         3,141,703          622,389
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $6,303,692        $2,986,656        $ 510,772
===============================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                            3,235,492         2,835,549          499,040
Contract purchase payments                                            5,941                --               --
Net transfers(1)                                                    (35,994)          (94,181)          63,471
Contract terminations:
   Surrender benefits and contract charges                         (268,094)         (385,053)        (148,823)
   Death benefits                                                  (106,663)          (18,074)              --
---------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                  2,830,682         2,338,241          413,688
===============================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                           ------------------------------------------------------------------------
                                                             AXP VP        AXP VP        AXP VP           GSS            GSS Div
Year ended December 31, 2003                                Div Bond      Lg Cap Eq      Managed          Appr        Strategic Inc
Operations
Investment income (loss) -- net                            $  14,526      $ (1,669)     $  2,743      $  (163,769)     $   354,116
Net realized gain (loss) on sales of investments              (5,920)       (9,035)      (45,141)       1,172,068         (149,258)
Distributions from capital gains                                  --            --            --               --               --
Net change in unrealized appreciation or depreciation of
 investments                                                  10,588        57,637        99,820        2,651,017          654,039
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   19,194        46,933        57,422        3,659,316          858,897
===================================================================================================================================

Contract transactions
Contract purchase payments                                        --            --         8,993              187               --
Net transfers(1)                                            (162,659)       27,144       (70,112)        (125,730)        (241,262)
Contract terminations:
   Surrender benefits and contract charges                    (4,114)       (7,131)       (6,470)      (3,074,730)      (1,303,912)
   Death benefits                                                 --            --            --         (275,239)        (362,413)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (166,773)       20,013       (67,589)      (3,475,512)      (1,907,587)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              762,327       168,819       409,845       18,118,380        9,440,110
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 614,748      $235,765      $399,678      $18,302,184      $ 8,391,420
===================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                       490,882       138,650       271,027        8,764,401        5,904,042
Contract purchase payments                                        --            --         5,548               91               --
Net transfers(1)                                            (103,673)       18,652       (49,529)         (62,793)        (140,902)
Contract terminations:
   Surrender benefits and contract charges                    (2,607)       (5,189)       (3,935)      (1,364,820)        (775,494)
   Death benefits                                                 --            --            --         (122,221)        (220,210)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             384,602       152,113       223,111        7,214,658        4,767,436
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                 Segregated Asset Subaccounts
                                                            ----------------------------------------------------------------------
                                                                              GSS
                                                              GSS Eq      Fundamental     GSS Inter     GSS SBV          GSS SBV
Year ended December 31, 2003 (continued)                       Index          Val           Hi Gr      All Cap Val      Emer Gro
Operations
Investment income (loss) -- net                             $  (10,817)   $   (67,624)   $   64,977    $   (73,471)   $   (90,529)
Net realized gain (loss) on sales of investments               203,824        208,392       (55,173)    (1,283,428)    (1,058,063)
Distributions from capital gains                                    --             --            --             --             --
Net change in unrealized appreciation or depreciation of
 investments                                                   785,449      2,120,445        (9,216)     2,835,898      3,057,160
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    978,456      2,261,213           588      1,478,999      1,908,568
==================================================================================================================================

Contract transactions
Contract purchase payments                                       1,001             --            --             --          1,715
Net transfers(1)                                               (36,096)       110,402      (306,653)       (39,003)        82,108
Contract terminations:
   Surrender benefits and contract charges                    (426,606)    (1,181,111)     (266,187)      (691,863)      (742,094)
   Death benefits                                              (66,523)       (88,208)      (15,205)       (77,252)       (26,013)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (528,224)    (1,158,917)     (588,045)      (808,118)      (684,284)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              4,124,106      6,715,861     3,123,022      4,564,506      5,352,982
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $4,574,338    $ 7,818,157    $2,535,565    $ 5,235,387    $ 6,577,266
==================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                       1,872,141      3,302,479     1,913,068      3,579,476      1,329,492
Contract purchase payments                                         401             --            --             --            383
Net transfers(1)                                               (23,463)        54,295      (189,198)       (29,727)        16,502
Contract terminations:
   Surrender benefits and contract charges                    (177,661)      (499,815)     (163,193)      (457,935)      (156,466)
   Death benefits                                              (26,094)       (42,027)       (9,245)       (57,567)        (6,310)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             1,645,324      2,814,932     1,551,432      3,034,247      1,183,601
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                        Segregated Asset Subaccounts
                                                                            ---------------------------------------------------
                                                                              GSS SBV             GSS SBV             GSS SBV
Year ended December 31, 2003 (continued)                                     Gro & Inc            Intl Eq            Money Mkt
Operations
Investment income (loss) -- net                                             $   (77,340)        $   (44,757)        $  (12,583)
Net realized gain (loss) on sales of investments                             (1,216,266)         (1,307,164)                (7)
Distributions from capital gains                                                     --             235,827                 --
Net change in unrealized appreciation or depreciation of investments          2,852,653           1,729,124                  2
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               1,559,047             613,030            (12,588)
===============================================================================================================================

Contract transactions
Contract purchase payments                                                           --                 188                 --
Net transfers(1)                                                                (13,119)           (168,235)          (422,220)
Contract terminations:
   Surrender benefits and contract charges                                     (762,449)           (392,662)          (273,403)
   Death benefits                                                              (105,775)            (42,215)                --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 (881,343)           (602,924)          (695,623)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                               6,070,918           3,131,597          1,330,600
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $ 6,748,622         $ 3,141,703         $  622,389
===============================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                                        3,732,181           3,497,748          1,052,843
Contract purchase payments                                                           --                 215                 --
Net transfers(1)                                                                 (8,867)           (197,974)          (335,738)
Contract terminations:
   Surrender benefits and contract charges                                     (423,689)           (416,104)          (218,065)
   Death benefits                                                               (64,133)            (48,336)                --
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              3,235,492           2,835,549            499,040
===============================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION

IDS Life Account SBS (the Variable Account) was established as a single unit investment trust of IDS Life under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Variable Account is used as a funding vehicle for IDS Life Symphony Annuity contracts issued by IDS Life.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

Subaccount               Fund
----------------------------------------------------------------------------------------------
AXP VP Div Bond          AXP(R) Variable Portfolio - Diversified Bond Fund
AXP VP Lg Cap Eq         AXP(R) Variable Portfolio - Large Cap Equity Fund
                           (previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP VP Managed           AXP(R) Variable Portfolio - Managed Fund
GSS Appr                 Appreciation Portfolio
GSS Div Strategic Inc    Diversified Strategic Income Portfolio
GSS Eq Index             Equity Index Portfolio
GSS Fundamental Val      Fundamental Value Portfolio
GSS Inter Hi Gr          Intermediate High Grade Portfolio
GSS SBV All Cap Val      Salomon Brothers Variable All Cap Value Fund
GSS SBV Emer Gro         Salomon Brothers Variable Emerging Growth Fund
GSS SBV Gro & Inc        Salomon Brothers Variable Growth and Income Fund
GSS SBV Intl Eq          Salomon Brothers Variable International Equity Fund
GSS SBV Money Mkt        Salomon Brothers Variable Money Market Fund
----------------------------------------------------------------------------------------------

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of AEFC. AEFC is the parent company of IDS Life.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes

IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Variable Account for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
11  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Variable Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

IDS Life also deducts a daily charge equal, on an annual basis, to 0.25% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by IDS Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES

IDS Life deducts a contract administrative charge of $30 per year. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER CHARGES

IDS Life may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $20,712,481 in 2004 and $19,881,432 in 2003. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to AEFC, an affiliate of IDS Life, in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                       Percentage range
-----------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund          0.610% to 0.535%
AXP(R) Variable Portfolio - Large Cap Equity Fund          0.630% to 0.570%
AXP(R) Variable Portfolio - Managed Fund                   0.630% to 0.550%
-----------------------------------------------------------------------------

The fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for AXP(R) Variable Portfolio - Managed Fund and 0.12% for AXP(R) Variable Portfolio - Large Cap Equity Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                       Percentage range
-----------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund          0.050% to 0.025%
AXP(R) Variable Portfolio - Large Cap Equity Fund          0.050% to 0.030%
AXP(R) Variable Portfolio - Managed Fund                   0.040% to 0.020%
-----------------------------------------------------------------------------

The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

--------------------------------------------------------------------------------
12  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2004 were as follows:

Subaccount               Fund                                                                                     Purchases
----------------------------------------------------------------------------------------------------------------------------
AXP VP Div Bond          AXP(R) Variable Portfolio - Diversified Bond Fund                                         $ 45,077
AXP VP Lg Cap Eq         AXP(R) Variable Portfolio - Large Cap Equity Fund                                           16,494
AXP VP Managed           AXP(R) Variable Portfolio - Managed Fund                                                    24,251
GSS Appr                 Appreciation Portfolio                                                                     339,062
GSS Div Strategic Inc    Diversified Strategic Income Portfolio                                                     349,259
GSS Eq Index             Equity Index Portfolio                                                                     110,699
GSS Fundamental Val      Fundamental Value Portfolio                                                                426,569
GSS Inter Hi Gr          Intermediate High Grade Portfolio                                                           84,641
GSS SBV All Cap Val      Salomon Brothers Variable All Cap Value Fund                                                31,226
GSS SBV Emer Gro         Salomon Brothers Variable Emerging Growth Fund                                              54,198
GSS SBV Gro & Inc        Salomon Brothers Variable Growth and Income Fund                                           107,302
GSS SBV Intl Eq          Salomon Brothers Variable International Equity Fund                                        183,525
GSS SBV Money Mkt        Salomon Brothers Variable Money Market Fund                                                313,619
----------------------------------------------------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.

                                        AXP VP       AXP VP        AXP VP        GSS        GSS Div       GSS          GSS
                                       Div Bond     Lg Cap Eq      Managed       Appr    Strategic Inc  Eq Index  Fundamental Val
                                       ------------------------------------------------------------------------------------------
Accumulation unit value
At Dec. 31, 2001                         $1.49        $1.59         $1.76        $2.54        $1.55       $2.87        $2.62
At Dec. 31, 2002                         $1.55        $1.22         $1.51        $2.07        $1.60       $2.20        $2.03
At Dec. 31, 2003                         $1.60        $1.55         $1.79        $2.54        $1.76       $2.78        $2.78
At Dec. 31, 2004                         $1.65        $1.62         $1.93        $2.72        $1.85       $3.03        $2.96
---------------------------------------------------------------------------------------------------------------------------------
Units (000s)
At Dec. 31, 2001                           543          219           285       10,966        7,621       2,309        4,249
At Dec. 31, 2002                           491          139           271        8,764        5,904       1,872        3,302
At Dec. 31, 2003                           385          152           223        7,215        4,767       1,645        2,815
At Dec. 31, 2004                           151           93           229        6,397        3,923       1,383        2,494
---------------------------------------------------------------------------------------------------------------------------------
Net assets (000s)
At Dec. 31, 2001                          $811         $348          $502      $27,902      $11,796      $6,633      $11,131
At Dec. 31, 2002                          $762         $169          $410      $18,118       $9,440      $4,124       $6,716
At Dec. 31, 2003                          $615         $236          $400      $18,302       $8,391      $4,574       $7,818
At Dec. 31, 2004                          $249         $150          $444      $17,392       $7,261      $4,186       $7,384
---------------------------------------------------------------------------------------------------------------------------------
Investment income ratio(1)
For the year ended Dec. 31, 2001         6.44%        0.29%         2.49%        1.08%        8.57%       0.93%        0.66%
For the year ended Dec. 31, 2002         5.07%        0.51%         2.61%        1.37%        8.89%       2.07%        0.96%
For the year ended Dec. 31, 2003         3.61%        0.63%         2.26%        0.60%        5.47%       1.26%        0.57%
For the year ended Dec. 31, 2004         3.77%        0.88%         2.28%        1.07%        4.51%       1.51%        0.63%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio(2)
For the year ended Dec. 31, 2001         1.50%        1.50%         1.50%        1.50%        1.50%       1.50%        1.50%
For the year ended Dec. 31, 2002         1.50%        1.50%         1.50%        1.50%        1.50%       1.50%        1.50%
For the year ended Dec. 31, 2003         1.50%        1.50%         1.50%        1.50%        1.50%       1.50%        1.50%
For the year ended Dec. 31, 2004         1.50%        1.50%         1.50%        1.50%        1.50%       1.50%        1.50%
---------------------------------------------------------------------------------------------------------------------------------
Total return(3)
For the year ended Dec. 31, 2001         5.67%      (19.29%)      (12.00%)      (5.58%)       1.97%     (13.55%)      (6.76%)
For the year ended Dec. 31, 2002         4.03%      (23.27%)      (14.20%)     (18.50%)       3.23%     (23.34%)     (22.52%)
For the year ended Dec. 31, 2003         3.23%       27.05%        18.54%       22.71%       10.00%      26.36%       36.95%
For the year ended Dec. 31, 2004         2.93%        4.31%         7.97%        7.17%        5.16%       8.87%        6.61%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

                                              GSS Inter    GSS SBV      GSS SBV      GSS SBV       GSS SBV      GSS SBV
                                                Hi Gr    All Cap Val    Emer Gro     Gro & Inc     Intl Eq     Money Mkt
                                              --------------------------------------------------------------------------
Accumulation unit value
At Dec. 31, 2001                                $1.53        $1.87         $6.07        $2.15        $1.16        $1.28
At Dec. 31, 2002                                $1.63        $1.28         $4.03        $1.63        $0.90        $1.26
At Dec. 31, 2003                                $1.63        $1.73         $5.56        $2.09        $1.11        $1.25
At Dec. 31, 2004                                $1.62        $1.79         $5.97        $2.23        $1.28        $1.23
------------------------------------------------------------------------------------------------------------------------
Units (000s)
At Dec. 31, 2001                                2,612        4,509         1,934        4,718        4,521        1,656
At Dec. 31, 2002                                1,913        3,579         1,329        3,732        3,498        1,053
At Dec. 31, 2003                                1,551        3,034         1,184        3,235        2,836          499
At Dec. 31, 2004                                1,359        2,662           905        2,831        2,338          414
------------------------------------------------------------------------------------------------------------------------
Net assets (000s)
At Dec. 31, 2001                               $3,995       $8,416       $11,738      $10,165       $5,256       $2,113
At Dec. 31, 2002                               $3,123       $4,565        $5,353       $6,071       $3,132       $1,331
At Dec. 31, 2003                               $2,536       $5,235        $6,577       $6,749       $3,142         $622
At Dec. 31, 2004                               $2,202       $4,776        $5,402       $6,304       $2,987         $511
------------------------------------------------------------------------------------------------------------------------
Investment income ratio(1)
For the year ended Dec. 31, 2001                7.64%        4.22%            --        1.62%           --        2.86%
For the year ended Dec. 31, 2002               10.85%        4.53%            --        0.50%           --        0.50%
For the year ended Dec. 31, 2003                3.74%           --            --        0.28%           --        0.19%
For the year ended Dec. 31, 2004                3.81%           --            --        0.87%           --        0.49%
------------------------------------------------------------------------------------------------------------------------
Expense ratio(2)
For the year ended Dec. 31, 2001                1.50%        1.50%         1.50%        1.50%        1.50%        1.50%
For the year ended Dec. 31, 2002                1.50%        1.50%         1.50%        1.50%        1.50%        1.50%
For the year ended Dec. 31, 2003                1.50%        1.50%         1.50%        1.50%        1.50%        1.50%
For the year ended Dec. 31, 2004                1.50%        1.50%         1.50%        1.50%        1.50%        1.50%
------------------------------------------------------------------------------------------------------------------------
Total return(3)
For the year ended Dec. 31, 2001                5.52%      (17.62%)       (6.76%)     (14.68%)     (32.16%)       1.59%
For the year ended Dec. 31, 2002                6.54%      (31.55%)      (33.61%)     (24.19%)     (22.41%)      (1.56%)
For the year ended Dec. 31, 2003                0.00%       35.16%        37.97%       28.22%       23.33%       (0.79%)
For the year ended Dec. 31, 2004               (0.85%)       3.98%         7.47%        6.77%       15.30%       (1.00%)
------------------------------------------------------------------------------------------------------------------------
(1)   These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

--------------------------------------------------------------------------------
14  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

Variable account charges of 1.50% of the daily net assets of the variable account.

Year ended Dec. 31,                                                      2004     2003     2002     2001    2000
----------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (10/3/1994)
Accumulation unit value at beginning of period                          $1.60    $1.55    $1.49    $1.41   $1.36
Accumulation unit value at end of period                                $1.65    $1.60    $1.55    $1.49   $1.41
Number of accumulation units outstanding
 at end of period (000 omitted)                                           151      385      491      543     479
----------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (10/3/1994)
 (previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                          $1.55    $1.22    $1.59    $1.97   $2.42
Accumulation unit value at end of period                                $1.62    $1.55    $1.22    $1.59   $1.97
Number of accumulation units outstanding
 at end of period (000 omitted)                                            93      152      139      219     254
----------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Managed Fund (10/3/1994)
Accumulation unit value at beginning of period                          $1.79    $1.51    $1.76    $2.00   $2.08
Accumulation unit value at end of period                                $1.93    $1.79    $1.51    $1.76   $2.00
Number of accumulation units outstanding
 at end of period (000 omitted)                                           229      223      271      285     310
----------------------------------------------------------------------------------------------------------------
Appreciation Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $2.54    $2.07    $2.54    $2.69   $2.74
Accumulation unit value at end of period                                $2.72    $2.54    $2.07    $2.54   $2.69
Number of accumulation units outstanding
 at end of period (000 omitted)                                         6,397    7,215    8,764   10,966  14,256
----------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $1.76    $1.60    $1.55    $1.52   $1.50
Accumulation unit value at end of period                                $1.85    $1.76    $1.60    $1.55   $1.52
Number of accumulation units outstanding
 at end of period (000 omitted)                                         3,923    4,767    5,904    7,621  10,463
----------------------------------------------------------------------------------------------------------------
Equity Index Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $2.78    $2.20    $2.87    $3.32   $3.71
Accumulation unit value at end of period                                $3.03    $2.78    $2.20    $2.87   $3.32
Number of accumulation units outstanding
 at end of period (000 omitted)                                         1,383    1,645    1,872    2,309   3,144
----------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio (12/3/1993)
Accumulation unit value at beginning of period                          $2.78    $2.03    $2.62    $2.81   $2.37
Accumulation unit value at end of period                                $2.96    $2.78    $2.03    $2.62   $2.81
Number of accumulation units outstanding
 at end of period (000 omitted)                                         2,494    2,815    3,302    4,249   5,643
----------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $1.63    $1.63    $1.53    $1.45   $1.34
Accumulation unit value at end of period                                $1.62    $1.63    $1.63    $1.53   $1.45
Number of accumulation units outstanding
 at end of period (000 omitted)                                         1,359    1,551    1,913    2,612   3,674
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable All Cap Value Fund (10/16/1991)
Accumulation unit value at beginning of period                          $1.73    $1.28    $1.87    $2.27   $1.93
Accumulation unit value at end of period                                $1.79    $1.73    $1.28    $1.87   $2.27
Number of accumulation units outstanding
 at end of period (000 omitted)                                         2,662    3,034    3,579    4,509   6,159
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Emerging Growth Fund (12/3/1993)
Accumulation unit value at beginning of period                          $5.56    $4.03    $6.07    $6.51   $5.10
Accumulation unit value at end of period                                $5.97    $5.56    $4.03    $6.07   $6.51
Number of accumulation units outstanding
 at end of period (000 omitted)                                           905    1,184    1,329    1,934   2,619
----------------------------------------------------------------------------------------------------------------
Year ended Dec. 31,                                                      1999     1998     1997     1996    1995
----------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (10/3/1994)
Accumulation unit value at beginning of period                          $1.35    $1.35    $1.26    $1.20   $0.99
Accumulation unit value at end of period                                $1.36    $1.35    $1.35    $1.26   $1.20
Number of accumulation units outstanding
 at end of period (000 omitted)                                           443      629      869      742     722
----------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (10/3/1994)
 (previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                          $1.98    $1.62    $1.33    $1.25   $0.99
Accumulation unit value at end of period                                $2.42    $1.98    $1.62    $1.33   $1.25
Number of accumulation units outstanding
 at end of period (000 omitted)                                           270      368      463      528     519
----------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Managed Fund (10/3/1994)
Accumulation unit value at beginning of period                          $1.84    $1.61    $1.37    $1.19   $0.97
Accumulation unit value at end of period                                $2.08    $1.84    $1.61    $1.37   $1.19
Number of accumulation units outstanding
 at end of period (000 omitted)                                           407      649    1,100      785     716
----------------------------------------------------------------------------------------------------------------
Appreciation Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $2.46    $2.10    $1.68    $1.43   $1.12
Accumulation unit value at end of period                                $2.74    $2.46    $2.10    $1.68   $1.43
Number of accumulation units outstanding
 at end of period (000 omitted)                                        22,409   34,729   48,070   53,860  63,015
----------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $1.50    $1.43    $1.34    $1.23   $1.07
Accumulation unit value at end of period                                $1.50    $1.50    $1.43    $1.34   $1.23
Number of accumulation units outstanding
 at end of period (000 omitted)                                        18,201   29,052   37,359   41,939  45,720
----------------------------------------------------------------------------------------------------------------
Equity Index Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $3.12    $2.46    $1.89    $1.58   $1.18
Accumulation unit value at end of period                                $3.71    $3.12    $2.46    $1.89   $1.58
Number of accumulation units outstanding
 at end of period (000 omitted)                                         4,545    6,349    8,512    9,114   8,552
----------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio (12/3/1993)
Accumulation unit value at beginning of period                          $1.97    $1.91    $1.66    $1.35   $1.09
Accumulation unit value at end of period                                $2.37    $1.97    $1.91    $1.66   $1.35
Number of accumulation units outstanding
 at end of period (000 omitted)                                         9,766   14,575   18,783   20,195  20,934
----------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio (10/16/1991)
Accumulation unit value at beginning of period                          $1.41    $1.34    $1.25    $1.25   $1.08
Accumulation unit value at end of period                                $1.34    $1.41    $1.34    $1.25   $1.25
Number of accumulation units outstanding
 at end of period (000 omitted)                                         5,380    7,968    9,640   10,509  11,659
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable All Cap Value Fund (10/16/1991)
Accumulation unit value at beginning of period                          $2.06    $1.79    $1.47    $1.41   $1.08
Accumulation unit value at end of period                                $1.93    $2.06    $1.79    $1.47   $1.41
Number of accumulation units outstanding
 at end of period (000 omitted)                                        10,393   17,404   24,835   29,866  35,868
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Emerging Growth Fund (12/3/1993)
Accumulation unit value at beginning of period                          $2.50    $1.85    $1.56    $1.35   $0.96
Accumulation unit value at end of period                                $5.10    $2.50    $1.85    $1.56   $1.35
Number of accumulation units outstanding
 at end of period (000 omitted)                                         4,794    7,865   10,123   11,449  12,247
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                      2004     2003     2002     2001    2000
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Growth and Income Fund (10/16/1991)
Accumulation unit value at beginning of period                          $2.09    $1.63    $2.15    $2.52   $2.45
Accumulation unit value at end of period                                $2.23    $2.09    $1.63    $2.15   $2.52
Number of accumulation units outstanding
 at end of period (000 omitted)                                         2,831    3,235    3,732    4,718   5,943
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable International Equity Fund (12/3/1993)
Accumulation unit value at beginning of period                          $1.11    $0.90    $1.16    $1.71   $2.15
Accumulation unit value at end of period                                $1.28    $1.11    $0.90    $1.16   $1.71
Number of accumulation units outstanding
 at end of period (000 omitted)                                         2,338    2,836    3,498    4,521   6,022
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Money Market Fund*(10/16/1991)
Accumulation unit value at beginning of period                          $1.25    $1.26    $1.28    $1.26   $1.21
Accumulation unit value at end of period                                $1.23    $1.25    $1.26    $1.28   $1.26
Number of accumulation units outstanding
 at end of period (000 omitted)                                           414      499    1,053    1,656   1,844
----------------------------------------------------------------------------------------------------------------
Year ended Dec. 31,                                                      1999     1998     1997     1996    1995
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Growth and Income Fund (10/16/1991)
Accumulation unit value at beginning of period                          $2.24    $2.03    $1.68    $1.42   $1.11
Accumulation unit value at end of period                                $2.45    $2.24    $2.03    $1.68   $1.42
Number of accumulation units outstanding
 at end of period (000 omitted)                                         9,186   14,520   19,668   21,299  23,037
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable International Equity Fund (12/3/1993)
Accumulation unit value at beginning of period                          $1.31    $1.12    $1.17    $0.97   $0.91
Accumulation unit value at end of period                                $2.15    $1.31    $1.12    $1.17   $0.97
Number of accumulation units outstanding
 at end of period (000 omitted)                                        10,631   16,880   23,936   27,135  28,243
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Money Market Fund*(10/16/1991)
Accumulation unit value at beginning of period                          $1.18    $1.15    $1.12    $1.08   $1.04
Accumulation unit value at end of period                                $1.21    $1.18    $1.15    $1.12   $1.08
Number of accumulation units outstanding
 at end of period (000 omitted)                                         3,490    3,418    3,661    4,930   4,822

* The 7-day simple and compound yields for Salomon Brothers Variable Money
  Market Fund at Dec. 31, 2004 were (0.91%) and (0.90%), respectively.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  IDS LIFE SYMPHONY ANNUITY - 2004 ANNUAL REPORT

IDS Life Insurance Company
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 IDS Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December
2003), "Consolidation of Variable Interest Entities."

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $27,400,640; 2003, $26,596,709)         $28,131,195   $27,293,565
   Preferred and common stocks, at fair value (cost: 2004, $30,019; 2003, $30,019)                     31,256        31,046
Mortgage loans on real estate, at cost (less reserves: 2004, $45,347; 2003, $47,197)                2,923,542     3,180,020
Policy loans                                                                                          588,574       578,000
Trading securities and other investments                                                              753,298       801,871
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            32,427,865    31,884,502

Cash and cash equivalents                                                                             131,427       400,294
Restricted cash                                                                                       535,821       834,448
Amounts recoverable from reinsurers                                                                   876,408       754,514
Amounts due from brokers                                                                                7,109         1,792
Other accounts receivable                                                                              52,527        68,422
Accrued investment income                                                                             351,522       355,374
Deferred policy acquisition costs (Note 4)                                                          3,637,956     3,336,208
Deferred sales inducement costs (Note 5)                                                              302,997       278,971
Other assets                                                                                          308,398       253,858
Separate account assets                                                                            32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                $71,086,062   $65,942,702
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                $26,978,596   $26,376,944
   Variable annuity guarantees (Note 5)                                                                32,955            --
   Universal life-type insurance                                                                    3,689,639     3,569,882
   Traditional life insurance                                                                         271,516       254,641
   Disability income and long-term care insurance                                                   1,942,656     1,724,204
Policy claims and other policyholders' funds                                                           69,884        67,911
Amounts due to brokers                                                                                162,609       228,707
Deferred income taxes, net                                                                            141,202       139,814
Other liabilities                                                                                     437,418       408,444
Separate account liabilities                                                                       32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               66,180,507    60,544,866
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                      3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,370,388
   Retained earnings                                                                                3,190,474     3,624,837
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 370,615       405,456
      Net unrealized derivative losses                                                                (28,922)       (5,845)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 341,693       399,611
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                              4,905,555     5,397,836
Total liabilities and stockholder's equity                                                        $71,086,062   $65,942,702
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002
REVENUES
Premiums:
   Traditional life insurance                                                       $   68,335     $   64,890    $   60,740
   Disability income and long-term care insurance                                      283,608        284,111       273,737
----------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   351,943        349,001       334,477
Net investment income                                                                1,777,446      1,705,185     1,562,592
Contractholder and policyholder charges                                                554,344        530,190       525,497
Mortality and expense risk and other fees                                              430,320        390,516       404,787
Net realized gain (loss) on investments                                                 27,292          4,445        (5,243)
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          3,141,345      2,979,337     2,822,110

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                           36,843         38,870        36,850
   Investment contracts and universal life-type insurance                              227,664        209,065       214,222
   Disability income and long-term care insurance                                       67,261         57,339        52,972
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                            1,381         (2,401)        2,841
   Disability income and long-term care insurance                                      123,289        142,532       134,605
Interest credited on investment contracts and universal life-type insurance          1,127,875      1,242,020     1,163,351
Amortization of deferred policy acquisition costs                                      260,778        264,308       320,629
Other insurance and operating expenses                                                 503,872        453,065       426,633
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          2,348,963      2,404,798     2,352,103
----------------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                               792,382        574,539       470,007
Income tax provision                                                                   226,177         66,945        87,826
----------------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                        566,205        507,594       382,181
Cumulative effect of accounting change, net of tax benefit (Note 1)                    (70,568)        44,463            --
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                          $  495,637     $  552,057    $  382,181
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   495,637   $    552,057  $    382,181
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
   Policy loans, excluding universal life-type insurance:
      Repayment                                                                         37,592         43,596        49,256
      Issuance                                                                         (39,230)       (34,490)      (35,345)
   Change in amounts recoverable from reinsurers                                      (121,894)      (121,004)     (104,344)
   Change in other accounts receivable                                                  15,895        (12,177)       (9,896)
   Change in accrued investment income                                                   3,852        (64,359)       (5,139)
   Change in deferred policy acquisition costs, net                                   (273,291)      (252,620)     (229,158)
   Change in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                      235,327        265,233       245,275
   Change in policy claims and other policyholder's funds                                1,973        (17,489)       13,521
   Deferred income tax provision (benefit)                                              70,574        (30,714)      116,995
   Change in other assets and liabilities, net                                         249,054       (177,937)      (18,568)
   Amortization of premium, net                                                         92,617        160,862        65,869
   Net realized (gain) loss on investments                                             (27,292)        (4,445)        5,243
   Trading securities, net                                                               6,788       (358,200)     (126,094)
   Net realized (gain) loss on trading securities                                      (37,460)       (30,400)        2,480
   Policyholder and contractholder charges, non-cash                                  (231,611)      (234,098)     (232,725)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                  70,568        (44,463)           --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                              549,099       (360,648)      119,551
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             1,603,285     12,232,235    10,093,228
   Maturities, sinking fund payments and calls                                       1,931,070      4,152,088     3,078,509
   Purchases                                                                        (4,392,522)   (20,527,995)  (16,287,891)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                                  690,333        621,163       482,908
   Purchases                                                                          (402,235)      (438,336)     (390,092)
   Change in amounts due to and from brokers, net                                      (71,415)    (3,261,601)    1,693,251
----------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                           (641,484)    (7,222,446)   (1,330,087)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           2,350,426      4,267,115     4,638,111
   Interest credited to account values                                               1,127,875      1,242,020     1,163,351
   Surrenders and other benefits                                                    (2,715,847)    (2,235,889)   (1,655,631)
Universal life-type insurance policy loans:
   Repayment                                                                            84,281         85,760        89,346
   Issuance                                                                            (93,217)       (81,740)      (80,831)
Capital contribution                                                                        --        282,061       400,000
Cash dividend to American Express Financial Corporation                               (930,000)            --       (70,000)
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (176,482)     3,559,327     4,484,346
----------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                  (268,867)    (4,023,767)    3,273,810
Cash and cash equivalents at beginning of year                                         400,294      4,424,061     1,150,251
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $   131,427   $    400,294  $  4,424,061
============================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $   196,397   $    103,034  $         --
   Interest on borrowings                                                          $       411   $      2,926  $      7,623
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 8)       $        --   $    282,061  $         --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                  Accumulated Other
                                                                       Additional   Comprehensive                   Total
                                                          Capital       Paid-in    Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)    Stock        Capital      Net of Tax     Earnings       Equity
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000     $  688,327      $ 84,775     $3,042,660    $3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities  arising during the year, net of
      deferred policy acquisition costs of ($75,351)
      and income tax provision of ($228,502)                   --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       795,489
Capital contribution                                           --        400,000            --             --       400,000
Cash dividend to American Express Financial Corporation
(Note 8)                                                       --             --            --        (70,000)      (70,000)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
Net income                                                     --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit of $3,663     --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       453,585
Capital contribution                                           --        282,061            --             --       282,061
Non-cash dividend of American Express Corporation
   to American Express Financial Corporation (Note 8)          --             --            --       (282,061)     (282,061)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000      1,370,388       399,611      3,624,837     5,397,836
Comprehensive income:
Net income                                                     --             --            --        495,637       495,637
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of income
      tax benefit of $8,222 and net of adjustments to
      deferred policy acquisition costs of $8,857,
      deferred sales inducement costs of ($10,109),
      and fixed annuity liabilities of ($86,485).              --             --       (14,848)            --       (14,848)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($10,765)         --             --       (19,993)            --       (19,993)
   Net unrealized holding losses on derivatives
      arising during the year, net of income tax
      benefit of $11,901                                       --             --       (22,102)            --       (22,102)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income
      tax provision of ($525)                                  --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       437,719
Cash dividends to American Express Financial Corporation
(Note 8)                                                       --             --            --       (930,000)     (930,000)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000     $1,370,388      $341,693     $3,190,474    $4,905,555
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products almost exclusively through the American Express Financial Advisors Inc. (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned life insurance company subsidiaries: IDS Life Insurance Company of New York, a New York stock life insurance company (IDS Life of New York); American Partners Life Insurance Company, an Arizona stock life insurance company (American Partners Life); American Enterprise Life Insurance Company, an Indiana stock life insurance company (American Enterprise Life); and American Centurion Life Assurance Company, a New York stock life insurance company (American Centurion
Life), that distribute their products through various distribution channels. IDS Life of New York serves New York State residents and distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. American Enterprise Life provides clients of financial institutions and regional and/or independent broker-dealers with American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life received a Certificate of Authority to transact business in the State of New Hampshire. American Centurion Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others in New York, as well as fixed and variable annuity contracts for sale through non-affiliated representatives and agents of third party distributors, in New York. American Partners Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also owns IDS REO 1, LLC and IDS REO 2, LLC which hold real estate investments. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these Consolidated Financial Statements and notes thereto.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage, Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U. S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
6

IDS Life Insurance Company
--------------------------------------------------------------------------------

Principles of Consolidation

IDS Life consolidates all non-variable interest entities, as defined below, in which it holds a greater than 50 percent voting interest, except for immaterial seed money investments in mutual and hedge funds, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments in subsidiaries are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

IDS Life also consolidates all Variable Interest Entities (VIEs) for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of the IDS Life's rated collateralized debt obligations (CDOs) described in Note 2.

Revenues

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, structured securities, mortgage loans on real estate, policy loans and trading securities and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance, administrative and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using specific identification, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

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Balance Sheet
Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading securities and other investments

Included in trading securities and other investments are trading securities, syndicated loans and real estate. Trading securities primarily include hedge funds and mutual fund seed money investments. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

Cash and cash equivalents

IDS Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Restricted cash

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. See "Application of Recent Accounting Standards" below for a description of FIN 46.

Reinsurance

IDS Life reinsures a portion of the insurance risks associated with its life and long-term care (LTC) insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to minimize exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

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Generally, IDS Life reinsures 90% of the death benefit liability related to variable, universal and term life insurance product. IDS Life retains, and is at risk for only, 10% of each policy's death benefit from the first dollar of coverage. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on disability income contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principal DAC assumptions, such as persistency, mortality and morbidity rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase of DAC amortization while a decrease in amortization percentage will result in a decrease in DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives fund administrative fees, mortality and expense risk fees, minimum death benefit guarantee fees and cost of insurance charges from the related accounts. Before the fourth quarter of 2003, these fees included investment advisory fees for internally managed mutual funds. In the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Previous to this change, IDS Life received management fees directly from the proprietary funds and was party to an agreement with AEFC to compensate AEFC for the investment sub-advisory services AEFC provided these proprietary funds. IDS Life's administrative service fees will vary with the market values of these proprietary mutual funds. In addition to IDS Life's administrative service fees, IDS Life receives mortality and expense risk fees from the separate accounts based on the level of assets. In March 2004, a similar structure for the New York subsidiaries was approved by the New York Insurance Department effective as of February 1, 2004. Fees payable from AEFC to IDS Life include administrative service fees.

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IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on the balance sheet at fair value as either assets or liabilities in IDS Life's Consolidated Balance Sheets. The fair value of IDS Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. IDS Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

Derivative financial instrument agreements introduce the possibility of counterparty credit risk. Counterparty credit risk is the risk that the counterparty will not fulfill the terms of the agreement. IDS Life attempts to minimize counterparty credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, monitoring credit ratings, and requiring collateral, where appropriate. A majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

Cash flow hedges

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivatives are recorded in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the income statement with the hedged instrument or transaction impact, generally, in net investment income. Any ineffective portion of the gain or loss is reported as a component of net investment income. If a hedge is de-designated or terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. As required by SFAS 133, for all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 11 Derivative financial instruments and hedging activities, which describes the types of cash flow hedges used by IDS Life.

Non-designated derivatives

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See
Note 11 Derivative financial instruments and hedging activities, which describes the types of economic hedges used by IDS Life.

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Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) and guaranteed minimum withdrawal benefits (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and income benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See Application of Recent Accounting Standards section below for further discussion on SOP 03-1.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Life and health policies

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 are currently 5.9% grading up to 8.9% over 30 years.

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

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Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated financial condition or results of operations. See Note 5 and below for further discussion of SOP 03-1.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced the first quarter 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $52.5 million (of which $32.8 million was part of the adoption charge discussed earlier) as compared to amounts expensed in 2003 and 2002 of $31.5 million and $37.4 million, respectively. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement. See Note 5 for a further discussion regarding SOP 03-1.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on the IDS Life's financial statements.

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In January 2003, the FASB issued FIN 46 as revised, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts (SLTs), which are managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). See Note 3 for further discussion of consolidated variable interest entities.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). IDS Life complied with the disclosure provisions of this rule in Note 2 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. IDS Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

2. INVESTMENTS

Available for sale investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $13,718,138      $531,970      $ (36,990)  $14,213,118
   Mortgage and other asset-backed securities                          9,383,868       143,102        (30,487)    9,496,483
   Foreign corporate bonds and obligations                             3,185,592       139,821        (14,178)    3,311,235
   Structured investments(a)                                             563,899            --        (33,230)      530,669
   U.S. Government and agencies obligations                              330,540        15,181           (513)      345,208
   State and municipal obligations                                       114,161         3,493         (2,569)      115,085
   Foreign government bonds and obligations                              104,442        15,507           (552)      119,397
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                27,400,640       849,074       (118,519)   28,131,195
Preferred and common stocks                                               30,019         1,237             --        31,256
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $27,430,659      $850,311      $(118,519)  $28,162,451
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $12,716,966      $567,940      $ (63,059)  $13,221,847
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments(a)                                             593,094         1,784        (47,767)      547,111
   U.S. Government and agencies obligations                              235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,596,709       890,877       (194,021)   27,293,565
Preferred and common stocks                                               30,019         1,027             --        31,046
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $26,626,728      $891,904      $(194,021)  $27,324,611
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

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The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                               Less than 12 months       12 months or more             Total
----------------------------------------------------------------------------------------------------------------------------
                                                          Fair    Unrealized      Fair    Unrealized      Fair    Unrealized
Description of securities:                               Value      Losses       Value      Losses       Value      Losses
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                             $2,410,156  $(20,461)    $  645,898  $(16,529)   $3,056,054 $ (36,990)
Mortgage and other asset-backed securities             2,560,175   (17,686)       550,728   (12,801)    3,110,903   (30,487)
Foreign corporate bonds                                  641,928    (6,571)       373,312    (7,607)    1,015,240   (14,178)
Structured investments                                        --        --        526,190   (33,230)      526,190   (33,230)
U.S. Government and agencies obligations                 159,904      (498)           533       (15)      160,437      (513)
State and municipal obligations                               --        --         62,454    (2,569)       62,454    (2,569)
Foreign government bonds and obligations                   1,002       (33)         9,008      (519)       10,010      (552)
----------------------------------------------------------------------------------------------------------------------------
Total                                                 $5,773,165  $(45,249)    $2,168,123  $(73,270)   $7,941,288 $(118,519)
----------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
------------------------------------------------------------------------------------------------------------------------------
95% - 100%                319      $5,773      $(45)           87     $1,619       $(38)         406       $7,392     $ (83)
90% - 95%                  --          --        --             6        545        (34)           6          545       (34)
80% - 90%                  --          --        --             1          4         (1)           1            4        (1)
Less than 80%               1          --        --             1         --         --            2           --        --
------------------------------------------------------------------------------------------------------------------------------
Total                     320      $5,773      $(45)           95     $2,168       $(73)         415       $7,941     $(118)
------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which has $33.2 million of the $34.3 million in unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 90-95% category. With regard to this security, IDS Life estimates future cash flows through maturity
(2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of IDS Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which IDS Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

IDS Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

--------------------------------------------------------------------------------
14

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following is a distribution of investments classified as Available-for-Sale by maturity as of December 31, 2004:

                                                                                                   Amortized       Fair
(Thousands)                                                                                           Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                 $   569,953   $   582,432
Due after 1 through 5 years                                                                         3,786,395     3,930,575
Due after 5 through 10 years                                                                       11,597,234    11,997,347
Due after 10 years                                                                                  1,499,291     1,593,689
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   17,452,873    18,104,043
Mortgage and other asset-backed securities                                                          9,383,868     9,496,483
Structured investments                                                                                563,899       530,669
Preferred and common stocks                                                                            30,019        31,256
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $27,430,659   $28,162,451
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 87 and 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.0 billion and $1.6 billion of securities at December 31, 2004 and 2003, which are rated by IDS Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        37%           41%
AA                                                                                                          3             2
A                                                                                                          22            21
BBB                                                                                                        30            27
Below investment grade                                                                                      8             9
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 61 and 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                               $1,603,285    $12,232,235   $10,093,228
Maturities, sinking fund payments and calls                                         $1,931,070    $ 4,152,088   $ 3,078,509
Purchases                                                                           $4,392,522    $20,527,995   $16,287,891
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                       $ 48,412      $ 255,348     $ 297,576
Gross realized losses from sales                                                      $(17,524)     $(135,465)    $(137,384)
Other-than-temporary impairments                                                      $   (131)     $(102,614)    $(144,064)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, IDS Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. IDS Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585.8 million. As of December 31, 2004, the retained interests had a carrying value of $526.2 million, of which $389.9 million is considered investment grade, and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $16.9 million and $16.3 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
15

IDS Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate and syndicated loans

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                      $2,968,889    $3,227,217
Mortgage loans on real estate reserves                                                                (45,347)      (47,197)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                 $2,923,542    $3,180,020
----------------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                                   $  139,295    $  140,792
Syndicated loans reserves                                                                              (3,500)       (3,000)
----------------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                               $  135,795    $  137,792
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.3 million and $11.1 million, with a reserve of $4.0 million and $2.9 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $8.3 million and $26.0 million, respectively. IDS Life recognized $0.6 million, $0.8 million and $1.1 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                    $ 47,197        $44,312       $28,173
Provision for mortgage loan losses                                                       9,500         11,687        23,514
Foreclosures, write-offs and other                                                     (11,350)        (8,802)       (7,375)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                  $ 45,347        $47,197       $44,312
----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                            December 31, 2004            December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
 Region                                                                    Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                      $  509,752     $ 1,400        $  578,855    $ 6,575
West North Central                                                         433,298      14,550           490,119      8,115
South Atlantic                                                             588,764      24,115           662,121      1,350
Middle Atlantic                                                            270,509       2,600           294,333      4,800
New England                                                                198,297       6,515           197,338     11,474
Pacific                                                                    332,764      13,700           342,214     13,900
West South Central                                                         191,410          --           191,886      8,800
East South Central                                                          72,294       9,625            71,566        800
Mountain                                                                   371,801      20,025           398,785      2,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530         3,227,217     58,514
Less reserves for losses                                                   (45,347)         --           (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530        $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

IDS Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                             December 31, 2004          December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
Property type                                                              Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                $  734,590     $40,075       $  868,079    $18,444
Apartments                                                                 505,632      24,875          560,753     21,600
Office buildings                                                         1,087,700       5,840        1,136,034     10,805
Industrial buildings                                                       373,767      15,615          355,497      4,265
Hotels/motels                                                              109,408          --          111,230      1,000
Medical buildings                                                           46,960          --           70,934         --
Nursing/retirement homes                                                     9,875          --           27,253         --
Mixed use                                                                   62,424       4,200           60,124         --
Other                                                                       38,533       1,925           37,313      2,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530        3,227,217     58,514
Less reserves for losses                                                   (45,347)         --          (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530       $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                         $ 1,450,919     $1,423,560    $1,331,547
Income on mortgage loans on real estate                                                221,022        247,001       274,524
Trading securities and other investments                                               138,468         63,983       (14,906)
----------------------------------------------------------------------------------------------------------------------------
                                                                                     1,810,409      1,734,544     1,591,165
Less investment expenses                                                                32,963         29,359        28,573
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,777,446     $1,705,185    $1,562,592
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004            2003         2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $30,757       $ 17,269      $ 16,128
Mortgage loans on real estate                                                           (3,048)       (10,865)      (20,552)
Other investments                                                                         (417)        (1,959)         (819)
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $27,292       $  4,445      $ (5,243)
----------------------------------------------------------------------------------------------------------------------------

3.VARIABLE INTEREST ENTITIES

The variable interest entities for which IDS Life is considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which are partially owned by IDS Life and managed by an affiliate. The SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by an affiliate. One of the SLTs originally consolidated was liquidated in 2004 and the remaining two SLTs are in the process of being liquidated as of December 31, 2004. The 2004 results of operations (reported in net investment income) include a $24 million pretax, non-cash charge related to the complete liquidation of one SLT, and a $4 million pretax, non-cash charge related to the expected impact of liquidating the two remaining SLTs. However, further adjustments to that amount could occur based on market movements and execution of the liquidation process. To the extent further adjustments are included in the liquidation of the SLT portfolios, the Company's maximum cumulative exposure to losses was $462 million at December 31, 2004. The following table presents the consolidated assets, essentially all of which are restricted, and other balances related to these entities at December 31:

(Millions)                                                                                               2004          2003
----------------------------------------------------------------------------------------------------------------------------
Restricted cash                                                                                          $536          $834
Derivative financial instruments (a)                                                                       43            73
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             $579          $907
Total liabilities                                                                                         117           166
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $462          $741
----------------------------------------------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which have a notional amount of $1.8 billion and $3.2 billion as of December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
17

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by a carrying value of $4.5 million of CDO residual tranches managed by an affiliate where the Company is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying values. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as the CDO-related securitization trust established in 2001.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                 $3,336,208     $3,077,994    $2,924,187
SOP 03-1 adoption impact                                                                19,600             --            --
Capitalization of expenses                                                             534,069        516,928       549,787
Amortization                                                                          (260,778)      (264,308)     (320,629)
Change in unrealized investment gains and losses                                         8,857          5,594       (75,351)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                               $3,637,956     $3,336,208    $3,077,994
----------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. IDS Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

--------------------------------------------------------------------------------
18

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium   Total Contract Value                           $ 3,241.6    $ 3,162.4
                                                      Contract Value in Separate Accounts            $ 1,727.4    $ 1,600.7
                                                      Net Amount at Risk*                            $   110.9    $    28.0
                                                      Weighted Average Attained Age                         62           62
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset      Total Contract Value                           $27,453.2    $24,570.6
                                                      Contract Value in Separate Accounts            $22,787.1    $20,316.1
                                                      Net Amount at Risk*                            $ 1,267.2    $ 2,077.5
                                                      Weighted Average Attained Age                         60           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                           $ 4,039.4    $ 2,827.5
                                                      Contract Value in Separate Accounts            $ 3,078.5    $ 1,886.3
                                                      Net Amount at Risk*                            $    55.6    $    84.7
                                                      Weighted Average Attained Age                         61           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                             Total Contract Value                           $   494.7    $   251.8
                                                      Contract Value in Separate Accounts            $   397.7    $   174.8
                                                      Net Amount at Risk*                            $    11.7    $    20.8
                                                      Weighted Average Attained Age                         66           63
----------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                      Total Contract Value                           $   450.1    $   276.4
                                                      Contract Value in Separate Accounts            $   363.8    $   193.1
                                                      Net Amount at Risk*                            $    18.2    $     5.8
                                                      Weighted Average Attained Age                         64           61
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                   Total Contract Value                           $   603.3    $   357.8
                                                      Contract Value in Separate Accounts            $   517.6    $   268.3
                                                      Net Amount at Risk*                            $    11.9    $    23.0
                                                      Weighted Average Attained Age                         59           59
----------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

----------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                          GMDB & GGU       GMIB
----------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                  Liability balance at January 1                     $30.6         $2.2
                                                      Reported claims                                    $19.6         $ --
                                                      Liability balance at December 31                   $29.9         $3.0
                                                      Incurred claims (reported + change in liability)   $18.9         $0.8
----------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income. Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. IDS Life capitalized $70.9 million and $71.8 million for the years ended December 31, 2004 and 2003, respectively. IDS Life amortized $33.8 million and $23.9 million for the years ended December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
19

IDS Life Insurance Company
--------------------------------------------------------------------------------

6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $159,783       $ 91,862      $(30,647)
   Deferred                                                                             70,574        (30,714)      116,995
----------------------------------------------------------------------------------------------------------------------------
                                                                                       230,357         61,148        86,348
State income taxes-current                                                              (4,180)         5,797         1,478
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                         $226,177       $ 66,945      $ 87,826
============================================================================================================================

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to IDS Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                      2004                    2003                    2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                     $277,334      35.0%     $201,089      35.0%     $164,502      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income               (45,199)     (5.7)      (61,070)    (10.6)       (5,260)     (1.1)
   State income taxes, net of federal benefit             (2,717)     (0.4)        3,768       0.7           961       0.2
   Affordable housing credits                                 --        --       (73,500)    (12.8)      (70,000)    (14.9)
   All other                                              (3,241)     (0.4)       (3,342)     (0.6)       (2,377)     (0.5)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change           $226,177      28.5%     $ 66,945      11.7%     $ 87,826      18.7%
============================================================================================================================

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2004, IDS Life had a policyholders' surplus account balance of $20.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provided a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life is evaluating making distributions which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceed the shareholders' surplus account and/or IDS Life is liquidated. Deferred taxes of $7 million had not been established because no distributions of such amounts were contemplated.

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of IDS Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                 $1,035,300    $  798,508
   Other investments                                                                                  139,066       300,888
   Other                                                                                               55,556        30,376
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,229,922     1,129,772
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                1,116,235     1,004,942
   Deferred taxes related to net unrealized securities gains                                          183,988       218,322
   Other                                                                                               70,901        46,322
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,371,124     1,269,586
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                         $  141,202    $  139,814
----------------------------------------------------------------------------------------------------------------------------

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

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

IDS Life Insurance Company
--------------------------------------------------------------------------------

7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to AEFC are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $909.7 million and $1.4 billion as of December 31, 2004 and 2003, respectively. In addition, any dividend or distribution paid prior to December 20, 2005 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 20, 2005 to December 31, 2005, dividends or distributions in excess of $358.6 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                $  379,950     $  432,063    $  159,794
Statutory capital and surplus                                                        2,276,724      2,804,593     2,408,379

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. There was no balance on the loan at December 31, 2004 and 2003. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. For the years ended December 31, 2004 and 2003 IDS Life received under this arrangement, $81.5 million and $14.1 million, respectively.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.5 million in 2004, and $0.3 million in 2003 and 2002.

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2004, 2003 and 2002 were $2.4 million, $2.2 million, and $1.4 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2004, 2003 and 2002 was $0.5 million, $2.1 million, and $1.8 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $600.6 million, $549.2 million, and $526.1 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation (AEC). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

During the second and fourth quarter of 2004, IDS Life approved and paid dividends to AEFC of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2004 and 2003 are $30.1 million and $64.4 million, respectively, payable to AEFC for federal income taxes.

--------------------------------------------------------------------------------
21

IDS Life Insurance Company
--------------------------------------------------------------------------------

9. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $295 million ($195 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

10. REINSURANCE

At December 31, 2004, 2003 and 2002, traditional life and universal life insurance in force aggregated $147.5 billion, $131.1 billion and $119.2 billion, respectively, of which $70.9 billion, $53.8 billion, and $38.0 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $159.6 million, $144.7 million and $129.3 million and reinsurance recovered from reinsurers amounted to $73.3 million, $60.3 million and $60.6 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance inforce was reported on a statutory basis.

11. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to various credit or market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. The following summarizes IDS Life's use of derivative financial instruments.

Cash flow hedges

IDS Life uses interest rate products, primarily interest rate swaptions to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2004, 2003 and 2002, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 14 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2004, 2003 and 2002, there were no gains or losses on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

Non-designated derivatives

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. Certain of IDS Life's annuity products have returns tied to the performance of equity markets. These elements are considered derivatives under SFAS 133. IDS Life manages this equity market risk by entering into options and futures with offsetting characteristics.

Derivative financial instruments used to economically hedge IDS Life's exposure to annuity products include the use of purchased and written index options, as well as futures contracts. A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels. The purchased and written options are carried at fair value on the balance sheet and included in other assets and other liabilities, respectively. The purchased and written options expire on various dates through 2009. IDS Life purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk.

Embedded Derivatives

IDS Life's equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS 133. IDS Life managed this equity market risk by entering into options and futures with offsetting characteristics. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product positively or negatively impact reported earnings. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The fair value of the embedded options are recognized on the balance sheet in future policy benefits for fixed annuities. The total fair value of these instruments were $341.2 million and $304.2 million at December 31, 2004 and 2003, respectively.

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22

IDS Life Insurance Company
--------------------------------------------------------------------------------

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                 2004                        2003
----------------------------------------------------------------------------------------------------------------------------
                                                                        Carrying       Fair          Carrying      Fair
(Thousands)                                                               Value       Value            Value      Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale, policy loans, trading securities and
   other investments                                                    $29,553,121   $29,553,121    $28,711,183  $28,711,183
Mortgage loans on real estate, net                                      $ 2,923,542   $ 3,149,986    $ 3,180,020  $ 3,477,868
Separate account assets                                                 $32,454,032   $32,454,032    $27,774,319  $27,774,319
Other financial assets                                                  $ 1,338,006   $ 1,342,639    $ 1,907,487  $ 1,910,874

Financial Liabilities
Fixed annuities                                                         $25,469,069   $24,759,962    $24,873,303  $24,113,440
Separate account liabilities                                            $28,284,118   $27,164,063    $24,281,415  $23,320,423
Other financial liabilities                                             $   600,027   $   600,027    $   637,151  $   637,151
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial assets

Generally, investments are carried at fair value on the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

For variable rate loans that reprice within a year where there has been no significant change in counterparties' creditworthiness, fair values approximate carrying value.

The fair values of all other loans (including mortgage loans on real estate and leveraged investment loans), except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the Consolidated Balance Sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $4.2 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

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23

IDS Life Insurance Company
--------------------------------------------------------------------------------

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2004 and 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales of B shares. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examination of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

14. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of American Express Company's AEFC unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed IDS Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed IDS Life's financial strength rating at "Aa3" and Fitch lowered IDS Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC. In connection with the spin-off, American Express Company intends to provide additional capital to IDS Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
24

[AMERICAN EXPRESS logo]

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

S-6402 W (4/05)